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                                                                      Exhibit 23


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-87722) pertaining to the Old Second Bancorp, Inc. Long-Term Incentive Plan of our report dated January 26, 2001, with respect to the consolidated financial statements of Old Second Bancorp, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2000.




Chicago, Illinois
March 20, 2001